UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal                           0-25165                       14-1809721
(State or Other Jurisdiction                          (Commission File No.)                       (I.R.S. Employer
of Incorporation)                                                                                                     Identification No.)

302 Main Street, Catskill NY                                                                           12414
(Address of Principal Executive Offices)                                                              (Zip Code)

Registrant’s telephone number, including area code:                                                                                                (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 18, 2007, the Board of Directors of Greene County Bancorp, Inc. approved a semiannual cash dividend of $0.25 per share.  A press release announcing the details of the declaration is filed as exhibit 99.1.

Greene County Bancorp, MHC, majority stockholder of the Greene County Bancorp, Inc. and owner of 2,304,632 shares of the 4,151,066 total shares outstanding, will waive the right to receive its portion of the dividend, based on action of its Board of Directors.  Accordingly, the dividend is expected to be paid only on the 1,846,434 shares owned by minority stockholders of Greene County Bancorp, Inc.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Exhibit No.	Description

99                                           Press release dated July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE:  July 18, 2007                                                                               By:  /s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer

Exhibit 99.1
July 18, 2007
FOR IMMEDIATE RELEASE
Contact:  Donald E. Gibson, President & CEO
518.943.2600

GREENE COUNTY BANCORP, INC.
ANNOUNCES CASH DIVIDEND

Catskill, NY – July 18, 2007.  Greene County Bancorp, Inc. (NASDAQ-GCBC) today announced that its Board of Directors has approved maintaining the semi-annual cash dividend of $0.25 per share of the Company’s common stock.  It is the fifteenth consecutive semi-annual cash dividend since the Company’s initial public offering in 1998.

The dividend will be paid to shareholders of record as of August 15, 2007, payable as of September 1, 2007.

The Company is the majority-owned subsidiary of Greene County Bancorp, MHC, a federal mutual holding company, which owns 55.5 percent of the Company’s outstanding shares.  Greene County Bancorp, MHC waived its right to receive dividends on its shares of the Company.

Greene County Bancorp, Inc. is the direct and indirect holding company, respectively, for The Bank of Greene County, a federally-chartered thrift, and Greene County Commercial Bank, a New York-chartered commercial bank, both headquartered in Catskill, New York.  The Bank serves Greene and Columbia Counties, and southern Albany County, New York from nine full-service branch locations in Catskill, Catskill Commons, Cairo, Coxsackie, Greenville, Greenport, Hudson, Tannersville and Westerlo.  The Bank will open its tenth branch in early 2008 in Chatham located in Columbia County, New York.  The Company was organized in 1998 in connection with the mutual holding company reorganization and stock offering of The Bank of Greene County.